Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary of Significant Accounting Policies [Abstract]
Summary of Significant Accounting Policies

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

NEDAK Ethanol, LLC, a Nebraska limited liability company (the "Company") operates a 44 million gallon per year ethanol plant in Atkinson, Nebraska.  The Company produces and sells fuel ethanol and distillers grains, a co-product of the fuel ethanol production process.  Sales of ethanol and distillers grains began in January 2009.

 Accounting Estimates

Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles ("GAAP"). Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.  The Company uses estimates and assumptions in accounting for the following significant matters, among others: the allowance for doubtful accounts, useful lives of property and equipment, the valuation of inventory and inventory purchase commitments and long-lived asset impairments including the assumptions used to estimate future cash flows, and the ability to comply with certain provisions within the Company's credit agreements.  Actual results may differ from estimated amounts, and such differences may be material to the Company's financial statements.  The Company periodically reviews estimates and assumptions, and the effects of revisions are reflected in the period in which the revisions are made.

Cash and Cash Equivalents

The Company considers all unrestricted, highly liquid debt instruments with maturity of three months or less at the time of purchase to be cash equivalents. The Company maintains its accounts primarily at one financial institution. At times throughout the year, the Company's cash and cash equivalents balances exceed amounts insured by the Federal Deposit Insurance Corporation. The Company does not believe it is exposed to any significant credit risk on its cash and cash equivalent balances.

Investments

Restricted short term investments consist of certificates of deposit recorded at cost. These deposits are with the same bank as cash balances are held with. As noted in Note 7, these instruments are restricted as part of line of credit agreements the Company has entered into.

Restricted Cash

Prior to the amendments to loan agreements as of December 31, 2011, the Company was required to maintain cash balances for two purposes:

•         as part of the construction loan / operating line financing as described in Note 8,

•         as part of the tax increment financing agreement as described in Note 9.

These requirements have been released and a single new requirement for escrow deposits adequate to satisfy property tax payments was added.  The initial balance required was for $230,000 from equity proceeds and subsequent monthly deposits are required to satisfy the semiannual payment requirements in May and September.

Accounts Receivable

Credit terms are extended to customers in the normal course of business. The Company performs ongoing credit evaluations of its customers' financial condition and, generally, requires no collateral.

Accounts receivable are recorded at their estimated net realizable value. Accounts are considered past due if payment is not made on a timely basis in accordance with the Company's credit terms. Accounts considered uncollectible are written off. The Company's estimate of the allowance for doubtful accounts is based on historical experience, its evaluation of the current status of receivables, and unusual circumstances, if any.  At December 31, 2011 and 2010, the Company was of the belief that an allowance was not considered necessary. It is possible this estimate could change in the future.

Inventory

Inventory is stated at the lower of cost or market on a weighted average cost basis. Market is based on current replacement values not to exceed net realizable values and it is not less than net realizable values reduced by allowances for normal profit margin. Inventory consists of raw materials, work in process, and finished goods. Corn is the primary raw material. Finished goods consist of ethanol and distillers grains produced.

Derivative Financial Instruments

The Company is exposed to the impact of market fluctuations associated with commodity prices. It uses derivative financial instruments as part of the overall strategy to manage market risk, as allowed by sufficient working capital and liquidity.  The Company, when able, uses cash, futures and option contracts to hedge changes to the commodity prices of corn, ethanol, natural gas and gasoline.  The Company will not enter into these derivative financial instruments for trading or speculative purposes, nor does it plan to designate these contracts as cash flow or fair value hedges for accounting.

Derivatives are recognized in the balance sheet at their fair value.  The fair value of futures and options is determined by exchange traded market prices.  Gains and losses from derivatives that do not qualify as accounting hedges, or are undesignated, must be recognized immediately in earnings and are recorded in cost of goods sold.

Contracts are evaluated to determine whether the contracts are derivatives.  Certain contracts that literally meet the definition of a derivative may be exempted as "normal purchases or normal sales".  Normal purchases and normal sales are contracts that provide for the purchase or sale of commodities that will be delivered in quantities expected to be used or sold over a reasonable period in the normal course of business.  Contracts that meet the requirements of normal purchases or sales are documented as normal and exempted from accounting as derivatives and, therefore, are not marked to market in the Company's financial statements.  Losses are recognized on such contracts when the contract price is not expected to be realized.

Property and Equipment

Property and equipment is stated at cost.  Maintenance and repairs are expensed as incurred; major improvements are capitalized. Depreciation is computed using the straight-line method over the following estimated useful lives:

Land improvements	20 years
Buildings	15-39 years
Office equipment	5-7 years
Plant equipment	10-20 years
Vehicles	5-7 years

Long-Lived Assets

Long-lived assets, such as property and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  If circumstances require a long-lived asset be tested for possible impairment, the Company first compares future undiscounted cash flows expected to be generated by an asset to the carrying value of the asset.  If the carrying value of the long-lived asset is not recoverable on an undiscounted cash flow basis, impairment would be recognized to the extent that the carrying value exceeds its fair value.  Fair value would be determined through various valuation techniques including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary.

Due to continued net losses, the Company performed an impairment analysis over long-lived assets as of December 31, 2011.  In accordance with the Company's policy for evaluating impairment of long-lived assets described above, management has projected future future undiscounted cash flows from operations of these facilities and concluded they exceed the facility's carrying value as of December 31, 2011; therefore, no impairment loss was recognized.  In determining the projected future undiscounted cash flows, the Company has made significant assumptions concerning the future viability of the ethanol industry, the future price of corn in relation to the future price of ethanol and the overall demand for ethanol in relation to production and supply capacity.  In this analysis, the Company assumed (i) future distillers grains revenue will be 16% of gross revenue, (ii) future corn costs will be 88% of ethanol revenue, and (iii) these relationships drive EBITDA estimates for 2011 of 7.5% of gross revenues.

Debt Issuance Costs

Debt issuance costs are amortized over the term of the related debt by use of the effective interest method.  Amortization expense related to debt issuance costs of $288,162 and $276,919 for the years ended December 31, 2011 and 2010, respectively,  is included in interest expense.  Future amortization of debt issuance costs is expected to be as follows: 2012 $168,089, 2013 $161,778, 2014 $137,513, 2015 $108,430, 2016 $79,081 and thereafter $122,007.

Revenue Recognition

The Company generally sells ethanol and distillers grains pursuant to marketing agreements.  Revenues from these products are recorded when the customer has taken title and assumed the risks and rewards of ownership, prices are fixed or determinable and collectability is reasonably assured.  Title is generally assumed by the buyer at the Company's shipping point.

In accordance with the Company's agreements for the marketing and sale of ethanol and distillers grains, marketing fees and commissions due to the marketers are deducted from the gross sales price as earned. Marketing fees and commissions were approximately $1,440,000 and $1,219,000 for the years ended December 31, 2011 and 2010, respectively.  Revenue is recorded net of these fees and commissions.  In certain situations, shipping costs were incurred by the Company and in other situations they were paid by the marketers.  Shipping costs incurred in the sale of ethanol and paid by the Company are recorded gross and are included in Costs of Goods Sold in the Statement of Operations.  Shipping costs paid for by the Company's marketers are netted in revenues.

Net Income (Loss) per Common Unit

Basic net income (loss) per common unit is computed by dividing net income (loss) by the weighted average number of members' common units outstanding during the period. Diluted net income per common unit is computed by dividing net income (loss) available to common units by the weighted average number of members' common units and, if dilutive, members' common unit equivalents outstanding during the period.  There were no member common unit equivalents outstanding until December 31, 2011, therefore for all periods presented the Company's basic and diluted net income per common unit are the same.  In the future, the convertible Class B preferred membership units could potentially dilute the basic earnings per share.

Income Taxes

The Company is treated as a partnership for federal and state income tax purposes and generally does not incur income taxes.  Instead, income or losses are included in the income tax returns of the Company's members.  Accordingly, no provision or liability for federal or state income taxes has been included in these financial statements.  As of December 31, 2011, the Company's reported basis in its net assets exceeds their tax basis by approximately $26,982,359. Accordingly, a net deferred tax liability of approximately $9,713,649 would be recognized as income tax expense, if the partnership were a taxable entity.

The Company files income tax returns in the U.S. federal jurisdiction and the state of Nebraska. Management continually evaluates the Company's tax positions and has concluded that the Company has taken no uncertain tax positions that require adjustment to the financial statements. The Company is no longer subject to U.S. federal and Nebraska income tax examinations by tax authorities for years before 2008.

Segment Reporting

Operating segments are defined as components of an enterprise for which separate financial information is available that is evaluated regularly by the chief operating decision maker or decision making group in deciding how to allocate resources and in assessing performance.  The Company has determined that it has one reportable business segment, the manufacture and marketing of fuel-grade ethanol and the co-products of the ethanol production process.  The Company's chief operating decision maker reviews financial information of the Company as a whole for purposes of assessing financial performance and making operating decisions.  Accordingly, the Company considers itself to be operating in a single industry segment.

Recent Accounting Pronouncements

Accounting Standards Update ("ASU") 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS, supersedes most of the guidance in Topic 820, although many of the changes are clarifications of existing guidance or wording changes to align with IFRS 13.  In addition, certain amendments in ASU 2011-04 change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements.  The amendments in ASU 2011-04 are effective for public entities for interim and annual periods beginning after December 15, 2011.  The Company is currently evaluating what impact, if any, this will have on the financial statements.

ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities, requires entities to disclose both gross information and net information about both instruments and transactions eligible for offset in the balance sheet, and instruments and transactions subject to an agreement similar to a master netting arrangement.  The requirements are effective for annual periods beginning on or after January 1, 2013, an interim periods within those annual periods.  The Company is currently evaluating what impact, if any, this will have on the financial statements.